As filed with the Securities and Exchange Commission on April 5, 2004

Registration No. 333-112591

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 4

☐ POST-EFFECTIVE AMENDMENT NO.

APOLLO INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

1301 Avenue of the Americas

New York, NY 10019

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 515-3200

Michael D. Weiner

c/o Apollo Investment Management, L.P.

1301 Avenue of the Americas

New York, NY 10019

(212) 515-3200

(Name and Address of Agent for Service)

Copies of information to:

Margery K. Neale Thomas J. Friedmann Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069 (212) 848-4000	Steven B. Boehm Cynthia M. Krus Sutherland Asbill & Brennan LLP 1275 Pennsylvania Ave., N.W. Washington, D.C. 20004 (202) 383-0100

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)(3)

Common Stock, $0.001 par value per share	71,300,000	$15.00	$1,069,500,000	$135,510

(1)	Includes the underwriters’ over-allotment option.
(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.
(3)	$109,280 was previously paid with initial filing and subsequent pre-effective amendments.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	Subject to completion	April 5, 2004

62,000,000 Shares

Common Stock

Apollo Investment Corporation is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

We will be managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor. Apollo Investment Administration, LLC will provide the administrative services necessary for us to operate.

Because we are newly organized, our shares have no history of public trading. We have applied to have our common stock approved for quotation on The Nasdaq National Market under the symbol “AINV.”

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, in “ Risk factors” beginning on page 10 of the prospectus. This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total

Public offering price	$15.0000	$

Sales load (underwriting discounts and commissions)	$0.9375	$

Proceeds, before expenses, to us (1)	$14.0625	$

(1)	We estimate that we will incur approximately $1,305,000 in expenses in connection with this offering.

The underwriters will reserve up to              shares for sale, directly or indirectly, to our directors and employees and certain other parties related to Apollo Investment Management, L.P. The underwriters may also purchase up to an additional 9,300,000 shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $            , and total proceeds, before expenses, will be $            .

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about                 , 2004.

Joint Book-Running Managers

UBS Investment Bank	Citigroup	JPMorgan

Wachovia Securities

Banc of America Securities LLC

Legg Mason Wood Walker

Incorporated

RBC Capital Markets

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.

Through and including             , 2004 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Prospectus summary

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Apollo Investment” refer to Apollo Investment Corporation; “Apollo Investment Management” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

APOLLO INVESTMENT

Apollo Investment is a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Apollo Investment’s investment objective is to generate both current income and capital appreciation through debt and equity investments. From time to time, we may also invest in public companies that are thinly traded.

We anticipate that our portfolio will be comprised primarily of investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans of private middle-market companies, and may include equity interests such as warrants or options received in connection with our debt investments. We expect that these investments will range between $25 million and $75 million each, although this investment size may vary proportionately as the size of our capital base changes. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion.

Since investments in senior secured loans may be made over a shorter time frame than investments in mezzanine loans, we anticipate that our portfolio will initially consist primarily of senior secured loans. Over time, however, we expect that our portfolio will include primarily mezzanine loans.

While our primary focus will be to generate current income through investments in loans, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade.

About Apollo

Founded in 1990 by Leon Black, Michael Gross, John Hannan and three other co-founders, Apollo is a recognized leader in private equity investing, having invested more than $10.6 billion in over 150 companies since its founding. Since its inception, Apollo has raised $13.2 billion in capital, primarily from institutional investors and six private investment funds. Apollo traditionally has focused on companies that it believes are undervalued yet have successful business models, strong cash flows and prospects for value creation. The Apollo investment professionals’ disciplined, value-oriented strategy has sought to identify opportunities in all investment environments, selecting from a range of approaches, such as corporate partner or traditional buyouts, distressed debt buyouts or more liquid, non-control distressed debt investments. The Apollo investment professionals have sought through this strategy to provide investors with attractive returns while minimizing the risk of capital loss throughout economic cycles. Apollo actively manages its portfolio companies which, since 1990, have raised more than $80 billion in senior secured loans and more than $25 billion in high-yield bonds, including subordinated debt.

Apollo’s active private investment funds focus on making either control-oriented equity investments of $100 million or more or distressed debt investments, either for control or non-control positions. In contrast, Apollo Investment will seek to capitalize on the significant investment opportunities emerging in the mezzanine segment of the lending market for middle-market companies, which it believes offers the potential for attractive risk-adjusted returns. Apollo Investment is currently the only Apollo-related investment vehicle focused primarily on investing in mezzanine and senior secured loans of middle-market companies, and currently the only publicly traded investment vehicle managed by an affiliate of Apollo.

Apollo Investment Management

Apollo Investment Management, our investment adviser, will be led by two managing partners with a combined 35 years of experience and will be supported by Apollo’s team of 33 investment professionals. We expect that Apollo Investment Management will hire additional investment professionals. In addition, Apollo Investment Management expects to draw upon Apollo’s 13-year history and to benefit from the Apollo investment professionals’ significant capital markets, trading and research expertise developed through investments in 23 different industries and over 150 companies in the United States and Western Europe.

MARKET OPPORTUNITY

Apollo Investment intends to invest primarily in mezzanine loans and senior secured loans of U.S. middle-market companies. We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, create an attractive investment environment for Apollo Investment.

➢	Apollo Investment believes that the market for lending to middle-market companies is increasingly underserved by traditional financing sources. Between 1990 and September 2003, the broad-based consolidation in the U.S. financial services industry has reduced the number of FDIC-insured financial institutions from approximately 15,000 to 9,000. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle-market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

➢	At the same time, we believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to almost $185 million in 2003 and, in 2003, fewer than 7% of the high-yield issues raised less than $100 million. We believe these trends have made it harder for middle-market companies to raise funds by issuing high-yield bonds.

➢	We also believe that commercial lenders have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe this trend has further reduced the financial options and the amount of capital available to middle-market companies from traditional commercial lenders.

➢	In recent years, we believe regional banks—who have historically constituted the primary source of capital for middle-market companies—have focused increasingly on asset-supported senior financing. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide middle-market companies with more flexible forms of financing, such as mezzanine and senior secured loans.

➢

We believe there is a large pool of un-invested private equity capital likely to seek mezzanine capital to support private investments. We expect that private equity firms will be active investors in middle-

market companies and that these private equity funds will seek to leverage their investments by combining capital with mezzanine and/or senior secured loans from other sources. Industry sources suggest that, as of early 2004, private equity funds had invested an average of just 45% of their available capital and that such funds have between $100 and $125 billion of committed capital available for investment. We believe that if such capital was invested it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buy-out volume. We believe that, when proposing a private investment, private equity funds generally seek to package their equity investments together with senior secured and/or mezzanine loans, which should provide opportunities for us to pair with such funds.

Therefore, we believe that there is an opportunity to invest in mezzanine and senior secured loans of middle-market companies and that we will be well positioned to serve this market.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other capital providers in middle- market companies:

Management expertise

Michael Gross, a founding partner of Apollo who has been involved in all aspects of Apollo’s investment activities, including serving as a member of Apollo’s investment committee, and Arthur Penn, a partner of Apollo with substantial experience in leveraged finance, will have principal management responsibility for Apollo Investment Management as its managing partners. Messrs. Gross and Penn have a combined total of more than 35 years of experience in leveraged finance, private equity and distressed debt investing, and intend to dedicate a significant portion of their time to managing Apollo Investment Management. In addition, we expect that Apollo Investment Management will hire additional investment professionals. Apollo Investment Management will also have access to the resources and expertise of Apollo’s 33 investment professionals, led by Apollo’s co-founder and Apollo Investment Management’s senior partner, Leon Black. The senior partners of Apollo have worked together for an average of 15 years and are supported by Apollo’s infrastructure and investment professionals who possess a broad range of transactional, financial, managerial and investment skills.

As a result of the Apollo investment professionals’ extensive investment experience, Apollo and its senior partners have developed a strong reputation in the capital markets. We believe that this experience, together with the experience of the managing partners of Apollo Investment Management in raising capital, investing in debt and equity securities and managing investments in companies, will afford Apollo Investment a competitive advantage in identifying and investing in middle-market companies with the potential to generate returns. Apollo Investment Management’s managing partners and Apollo’s principals will invest indirectly in shares of Apollo Investment in an aggregate of $15 million.

Deal sourcing through the Apollo investment professionals’ proprietary research capability and broad network

Apollo Investment Management will identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Apollo investment professionals have had long-term relationships. We believe that our investment adviser’s affiliation with Apollo, whose investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities and a strong reputation in investment management, will enable us to attract well-positioned prospective portfolio companies. Additionally,

Apollo Investment Management expects to generate information from the Apollo investment professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, value-oriented investment philosophy with a focus on preservation of capital

In making its investment decisions, Apollo Investment Management intends to adopt the approach of the Apollo investment professionals in focusing on the risk/reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing potential for capital appreciation. Apollo Investment Management intends to utilize the same value-oriented investment philosophy used by the Apollo investment professionals in Apollo’s private investment funds and will commit its resources to seeking to manage downside exposure. Apollo Investment Management’s approach will seek to reduce risk in investments by:

➢	focusing on companies with leading market positions and strong cash flow;

➢	engaging in extensive due diligence from the perspective of a long-term investor;

➢	investing at low price to cash flow multiples; and

➢	adopting flexible transaction structures by drawing on the experience of the investment professionals of Apollo Investment Management and its affiliates.

Deep industry focus with substantial information flow

Apollo Investment intends to concentrate its investing activities in those strong cash-flow industries in which the Apollo investment professionals historically have had deep investment experience. Since 1990, Apollo has invested in over 150 companies in 23 industries. In the process of acquiring and monitoring its interests in these portfolio companies, the Apollo investment professionals have developed long-term relationships with management consultants and management teams in these industries, as well as substantial information concerning these industries. We expect that the in-depth coverage and experience of Apollo’s investment professionals in investing across these 23 industries throughout various stages of the economic cycle will provide Apollo Investment Management with access to ongoing market insights in addition to a powerful proprietary research and investment sourcing engine. See “Business—Investments.”

Versatile transaction structuring

We believe our management team’s broad expertise and its ability to draw upon Apollo’s 13 years of experience will enable Apollo Investment Management to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. This approach should enable Apollo Investment Management to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Longer investment horizon with attractive publicly traded model

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a better long-term partner for our portfolio companies.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by Apollo Investment Management and supervised by our board of directors, a majority of whom are independent of Apollo and its affiliates. Apollo Investment Management is a newly formed investment adviser that is registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory and management agreement, we have agreed to pay Apollo Investment Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment advisory and management agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not invest in any portfolio company in which Apollo or any of its affiliates currently has an investment. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” See “Material U.S. federal income tax considerations.”

OUR CORPORATE INFORMATION

Our administrative offices are located at Two Manhattanville Road, Purchase, NY 10577, telephone number (914) 694-8000; and our executive offices are located at 1301 Avenue of the Americas, 38th Floor, New York, NY 10019, telephone number (212) 515-3200.

The offering

Common stock offered by us	62,000,000 shares, excluding 9,300,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to shares of common stock for sale, directly or indirectly, to our directors and employees and certain other parties related to Apollo Investment Management.

Common stock to be outstanding after this offering	62,000,100 shares, excluding 9,300,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and other market conditions. We expect that our portfolio will initially consist primarily of senior secured loans because we anticipate that we will be able to invest in such loans more rapidly than we can invest in mezzanine loans. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of proceeds.”

Dividends	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

Taxation	We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Dividends.”

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend reinvestment plan.”

Proposed Nasdaq National Market symbol	“AINV”

Trading at a Discount	Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Anti-takeover provisions	Our board of directors will be divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of our capital stock.”

Risk factors	See “Risk factors” beginning on page 10 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Management arrangements	Apollo Investment Management will serve as our investment adviser. Apollo Administration will serve as our administrator. We have entered into a license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive license to use the name “Apollo.” For a description of Apollo Investment Management, Apollo Administration, Apollo and our contractual arrangements with these companies, see “Management—Investment advisory and management agreement,” “—Administration agreement” and “—License agreement.”

Available information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

Fees and expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Apollo Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	6.25%(1)
Offering expenses borne by us (as a percentage of offering price)	0.19%(2)
Dividend reinvestment plan expenses	None (3)

Total stockholder transaction expenses (as a percentage of offering price)	6.44%

Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.00%(4)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%(5)
Interest payments on borrowed funds	None (6)
Other expenses	0.75%(7)

Total annual expenses (estimated)	2.75%(4)(7)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $1,305,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our management fee is based on our gross assets. See “Management—Investment advisory and management agreement” and footnote 5 below.
(5)	Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to two years and we expect that we will not have any capital gains and only an insignificant amount of interest income that will not exceed the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch-up” provision measured as of the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see “Management—Investment advisory and management agreement.”
(6)	We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. We have not decided whether, and to what extent, we will finance investments using debt.

However, assuming we borrowed for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 3%, our total annual expenses (estimated) would be as follows:

Management fees	2.00%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%
Interest payments on borrowed funds	1.20%
Other expenses	0.54%

Total annual expenses (estimated)	3.74%

(7)	Includes estimated organizational expenses of $250,000 (which are non-recurring) and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under the administration agreement. See “Management—Administration agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$88.56	$142.44	$198.78	$351.11

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend reinvestment plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

Risk factors

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with no operating history.

We were incorporated in February 2004 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it will take us up to two years to invest substantially all of the net proceeds of this offering. During this period, we will invest in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in mezzanine and senior secured loans. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.

Our investment adviser and its senior management have no experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment adviser’s and its senior management’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, even though Apollo Investment Management will be led by senior investment professionals of Apollo who intend to apply the value-oriented philosophy and techniques used by the Apollo investment professionals in their private fund investing, our investment strategies will differ from those of other private funds that are or have been managed by the Apollo investment professionals. Further, investors in Apollo Investment are not acquiring an interest in other Apollo funds. Further, while Apollo Investment may consider potential co-investment participation in portfolio investments with other Apollo funds, no investment opportunities are currently under consideration and any such investment activity will be subject to, among other things, regulatory and independent board member approvals, the receipt of which, if sought, cannot be assured. Accordingly, we can offer no assurance that Apollo Investment will replicate Apollo’s historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those private funds.

We are dependent upon Apollo Investment Management’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.

We will depend on the diligence, skill and network of business contacts of the senior management of Apollo Investment Management, including Messrs. Michael S. Gross and Arthur H. Penn. For a

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description of the senior management team, see “Management.” We will also depend, to a significant extent, on Apollo Investment Management’s access to the investment professionals and partners of Apollo and the information and deal flow generated by the Apollo investment professionals in the course of their investment and portfolio management activities. The senior management of Apollo Investment Management will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior management team of Apollo Investment Management. The departure of any of the senior managers of Apollo Investment Management, or of a significant number of the investment professionals or partners of Apollo, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Apollo Investment Management will remain our investment adviser or that we will continue to have access to Apollo’s partners and investment professionals or its information and deal flow.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on Apollo Investment Management’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of Apollo Investment Management’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of Apollo Investment Management will have substantial responsibilities under the investment advisory and management agreement, as well as in connection with their roles as officers of other Apollo funds. They may also be called upon to provide managerial assistance to our portfolio companies as principals of our administrator. These demands on their time may distract them or slow the rate of investment. In order to grow, we and Apollo Investment Management will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make in middle-market companies. We will compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer.

Risk factors

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to Apollo Investment’s overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. federal income tax considerations—Taxation as a RIC.”

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted

Risk factors

by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of Apollo Investment and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

➢	We will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt.

➢	Our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

➢	It is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

➢	We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities.

➢	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

If we use debt to finance our investments, we will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

Risk factors

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. However, we may be required to value our securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of our securities. Our board of directors will utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Apollo has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the partners of our investment adviser, Apollo Investment Management, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gross, our president, chief executive officer, chairman of the board and a managing partner of Apollo Investment Management, is and, following this offering, will continue to be a founding partner of Apollo with management responsibilities for other

Risk factors

Apollo investment funds. In addition, Mr. Penn, our vice president, treasurer and a managing partner of Apollo Investment Management, is and, following this offering, will continue to be a senior partner of Apollo DIF Management, an affiliated investment manager to Apollo Distressed Investment Fund, an affiliated private investment fund. Moreover, we note that, notwithstanding the difference in principal investment objectives between Apollo Investment and other Apollo funds, such other Apollo sponsored funds, including new affiliated potential pooled investment vehicles or managed accounts not yet established, have and may from time to time have overlapping investment objectives with those of Apollo Investment and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by Apollo Investment. As a result, the partners of Apollo Investment Management will face conflicts in the allocation of investment opportunities to other Apollo funds. Although Apollo Investment Management will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Apollo Investment Management. When the partners of Apollo Investment Management identify an investment, they will be forced to choose which investment fund should make the investment.

We will not invest in any portfolio company in which Apollo or any affiliates currently has an investment.

In the course of our investing activities, we will pay management and incentive fees to Apollo Investment Management, and will reimburse Apollo Investment Management for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of Apollo Investment Management has interests that differ from those of our stockholders, giving rise to a conflict.

Apollo Investment Management will receive a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the investment adviser. To the extent we or Apollo Investment Management are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide Apollo Investment Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

The part of the incentive fee payable by Apollo Investment that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for our investment adviser to the extent that it may encourage the investment adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

We have entered into a royalty-free license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we will have the right to use the “Apollo” name for so long as Apollo Investment Management or one of its affiliates remains our investment adviser. In addition, we will rent office space from Apollo Administration, an affiliate of Apollo Investment Management, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which will create conflicts of interest that our board of directors must monitor.

Risk factors

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

RISKS RELATED TO OUR INVESTMENTS

We may not realize gains from our equity investments.

When we invest in mezzanine or senior secured loans, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We have not yet identified any portfolio company investments.

We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our investment adviser and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

Our portfolio may be concentrated initially in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

We may initially invest the net proceeds of this offering in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

Investment in middle-market companies involves a number of significant risks, including:

➢	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

➢	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

➢	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

Risk factors

➢	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of the members of Apollo Investment Management’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in mezzanine and senior debt securities issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company,

Risk factors

holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our incentive fee may induce Apollo Investment Management to make certain investments, including speculative investments.

The incentive fee payable by us to Apollo Investment Management may create an incentive for Apollo Investment Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to Apollo Investment Manager also may create an incentive for Apollo Investment Manager to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

Our investments in foreign debt securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are

Risk factors

trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the

Risk factors

Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

➢	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

➢	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

➢	loss of RIC status;

➢	changes in earnings or variations in operating results;

➢	changes in the value of our portfolio of investments;

➢	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

➢	departure of Apollo Investment Management’s key personnel;

➢	operating performance of companies comparable to us;

➢	general economic trends and other external factors; and

➢	loss of a major funding source.

Risk factors

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have 62,000,100 shares of common stock outstanding (or 73,100,100 shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Forward-looking statements

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

➢	our future operating results;

➢	our business prospects and the prospects of our portfolio companies;

➢	the impact of investments that we expect to make;

➢	our contractual arrangements and relationships with third parties;

➢	the dependence of our future success on the general economy and its impact on the industries in which we invest;

➢	the ability of our portfolio companies to achieve their objectives;

➢	our expected financings and investments;

➢	the adequacy of our cash resources and working capital; and

➢	the timing of cash flows, if any, from the operations of our portfolio companies.

We use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Discussion of management’s expected operating plans

OVERVIEW

Apollo Investment was incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

Revenues

We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We expect our investments, whether in the form of mezzanine or senior secured loans, to have a term of five to ten years and typically to bear interest at a fixed or floating rate. Interest on debt securities will be payable generally quarterly or semi-annually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of investment management fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See “Management—Investment advisory and management agreement,” and “—Administration agreement.” We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Apollo Investment Management payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

Discussion of management’s expected operating plans

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Financial condition, liquidity and capital resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We do not expect to incur such indebtedness until the proceeds of this offering have been substantially invested. In the future, we may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $870.3 million and no indebtedness. This amount does not take into account the exercise of the overallotment option. See “Use of proceeds.”

DIVIDEND POLICY

In order to qualify as a RIC and to avoid corporate-level tax on our income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. We intend to pay dividends on a quarterly basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

CONTRACTUAL OBLIGATIONS

We have entered into three contracts under which we have material future commitments, the investment advisory and management agreement, pursuant to which Apollo Investment Management has agreed to serve as our investment adviser; the administration agreement, pursuant to which Apollo Administration has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance; and a license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” Payments under the investment advisory and management agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on Apollo Investment’s performance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Apollo Administration’s overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. See “Management—Investment advisory and management agreement,” “—Administration agreement” and “—License agreement.” Each of these contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. Further, although our chief compliance officer and chief financial officer will have certain primary duties and responsibilities to Apollo Investment, they may also perform duties for other Apollo related entities.

Use of proceeds

We estimate that the net proceeds we will receive from the sale of 62,000,000 shares of our common stock in this offering will be approximately $870.3 million (or approximately $1,001.1 million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $15.00 per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $1,555,000 payable by us.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We expect that our portfolio will initially consist primarily of senior loans because we anticipate that we will be able to invest in such loans more rapidly than we can invest in mezzanine loans. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Dividends

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. federal income tax considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend reinvestment plan.”

Capitalization

The following table sets forth (1) our actual capitalization at March 15, 2004 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $15.00 per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with “Use of proceeds” and our balance sheet included elsewhere in this prospectus.

	As of March 15, 2004
	Actual	As Adjusted (1)
	(Amounts in thousands)
Assets:
Cash	$1.5	$870,545.5

Total assets	$1.5	$870,545.5

Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 common shares authorized, 100 common shares outstanding, actual; 62,000,100 common shares outstanding, as adjusted	$0.0	$62.0
Capital in excess of par value	1.5	808,545.5

Total stockholders’ equity	$1.5	$870,545.5

(1)	Does not include the underwriter’s over-allotment option of 9,300,000 shares.

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APOLLO INVESTMENT

Apollo Investment is a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the 1940 Act. Apollo Investment’s investment objective is to generate both current income and capital appreciation through debt and equity investments. From time to time, we may also invest in public companies that are thinly traded.

We anticipate that our portfolio will be comprised primarily of investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans of private middle-market companies, and may include equity interests such as warrants or options received in connection with our debt investments. We expect that these investments will range between $25 million and $75 million each, although this investment size may vary proportionately as the size of our capital base changes. Since investments in senior secured loans may be made over a shorter time frame than investments in mezzanine loans, we anticipate that our portfolio will initially consist primarily of senior secured loans. Over time, however, we expect that our portfolio will include primarily mezzanine loans.

While our primary focus will be to generate current income through investments in loans, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. We may also invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less.

About Apollo

Founded in 1990 by Leon Black, Michael Gross, John Hannan and three other co-founders, Apollo is a recognized leader in private equity investing, having invested more than $10.6 billion in over 150 companies since its founding. Since its inception, Apollo has raised $13.2 billion in capital, primarily from institutional investors and six private investment funds. Apollo traditionally has focused on companies that it believes are undervalued yet have successful business models, strong cash flows and prospects for value creation. The Apollo investment professionals’ disciplined, value-oriented strategy has sought to identify opportunities in all investment environments, selecting from a range of approaches, such as corporate partner or traditional buyouts, distressed debt buyouts or more liquid, non-control distressed debt investments. The Apollo investment professionals have sought through this strategy to provide investors with attractive returns while minimizing the risk of capital loss throughout economic cycles. Apollo actively manages its portfolio companies which, since 1990, have raised more than $80 billion in senior secured loans and more than $25 billion in high-yield bonds, including subordinated debt.

Apollo’s active private investment funds focus on making either control-oriented equity investments of $100 million or more or distressed debt investments, either for control or non-control positions. In contrast, Apollo Investment will seek to capitalize on the significant investment opportunities emerging in the mezzanine segment of the lending market for middle-market companies, which it believes offer the potential for attractive risk-adjusted returns. Apollo Investment is currently the only Apollo-related investment vehicle focused primarily on investing in mezzanine and senior secured loans of middle-market companies, and currently the only publicly traded investment vehicle managed by an affiliate of Apollo.

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Apollo Investment Management

Apollo Investment Management will be led by two managing partners with a combined 35 years of experience and will be supported by Apollo’s team of 33 investment professionals. We expect that Apollo Investment Management will hire additional investment professionals. In addition, Apollo Investment Management expects to draw upon Apollo’s 13-year history and to benefit from the Apollo investment professionals’ significant capital markets, trading and research expertise developed through investments in 23 different industries and over 150 companies in the United States and Western Europe.

MARKET OPPORTUNITY

Apollo Investment intends to invest primarily in mezzanine loans and senior secured loans of U.S. middle-market companies. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, create an attractive investment environment for Apollo Investment.

➢	Apollo Investment believes that the market for lending to middle-market companies is increasingly underserved by traditional financing sources. Between 1990 and September 2003, the broad-based consolidation in the U.S. financial services industry has reduced the number of FDIC-insured financial institutions from approximately 15,000 to 9,000. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle-market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

➢	At the same time, we believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to almost $185 million in 2003 and, in 2003, fewer than 7% of the high-yield issues raised less than $100 million. We believe these trends have made it harder for middle-market companies to raise funds by issuing high-yield bonds.

➢	We also believe that commercial lenders have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe this trend has further reduced the financial options and the amount of capital available to middle-market companies from traditional commercial lenders.

➢	In recent years, we believe regional banks—who have historically constituted the primary source of capital for middle-market companies—have focused increasingly on asset-supported senior financing. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide middle-market companies with more flexible forms of financing, such as mezzanine and senior secured loans.

➢	We believe there is a large pool of un-invested private equity capital likely to seek mezzanine capital to support private investments. We expect that private equity firms will be active investors in middle-market companies and that these private equity funds will seek to leverage their investments by combining capital with mezzanine and/or senior secured loans from other sources. Industry sources suggest that, as of early 2004, private equity funds had invested an average of just 45% of their available capital and that such funds have between $100 and $125 billion of committed capital available for investment. We believe that if such capital was invested it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buy-out volume. We believe that, when proposing a private investment, private equity funds generally seek to package their equity investments together with senior secured and/or mezzanine loans, which should provide opportunities for us to pair with such funds.

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Therefore, we believe that there is an opportunity to invest in mezzanine and senior secured loans of middle-market companies and that we will be well positioned to serve this market.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other capital providers in middle-market companies:

Management expertise

Michael Gross, a founding partner of Apollo who has been involved in all aspects of Apollo’s investment activities, including serving as a member of Apollo’s investment committee, and Arthur Penn, a partner of Apollo with substantial experience in leveraged finance, will have principal management responsibility for Apollo Investment Management as its managing partners. Messrs. Gross and Penn have a combined total of more than 35 years of experience in leveraged finance, private equity and distressed debt investing, and intend to dedicate a significant portion of their time to managing Apollo Investment Management. In addition, we expect that Apollo Investment Management will hire additional investment professionals. Apollo Investment Management will also have access to the resources and expertise of Apollo’s 33 investment professionals, led by Apollo’s co-founder and Apollo Investment Management’s senior partner, Leon Black. The senior partners of Apollo have worked together for an average of 15 years and are supported by Apollo’s infrastructure and investment professionals who possess a broad range of transactional, financial, managerial and investment skills.

As a result of the Apollo investment professionals’ extensive investment experience, Apollo and its senior partners have developed a strong reputation in the capital markets. We believe that this experience, together with the experience of the managing partners of Apollo Investment Management in raising capital, investing in debt and equity securities and managing investments in companies, will afford Apollo Investment a competitive advantage in identifying and investing in middle-market companies with the potential to generate returns. Apollo Investment Management’s managing partners and Apollo’s principals will invest indirectly in shares of Apollo Investment in an aggregate of $15 million.

Deal sourcing through the Apollo investment professionals’ proprietary research capability and broad network

Apollo Investment Management will identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Apollo investment professionals have had long-term relationships. We believe that our investment adviser’s affiliation with Apollo, whose investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities and a strong reputation in investment management, will enable us to attract well-positioned prospective portfolio companies. Additionally, Apollo Investment Management expects to generate information from the Apollo investment professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, value-oriented investment philosophy with a focus on preservation of capital

In making its investment decisions, Apollo Investment Management intends to adopt the approach of the Apollo investment professionals in focusing on the risk/reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing potential for capital

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appreciation. Apollo Investment Management intends to utilize the same value-oriented investment philosophy used by the Apollo investment professionals in Apollo’s private investment funds and will commit resources to manage downside exposure. Apollo Investment Management’s approach will seek to reduce risk in investments by:

➢	focusing on companies with leading market positions and strong cash flow;

➢	engaging in extensive due diligence from the perspective of a long-term investor;

➢	investing at low price to cash flow multiples; and

➢	adopting flexible transaction structures by drawing on the experience of the investment professionals of Apollo Investment Management and its affiliates.

Deep industry focus with substantial information flow

Apollo Investment intends to concentrate its investing activities in those strong cash-flow industries in which the Apollo investment professionals historically have had deep investment experience. Since 1990, Apollo has invested in over 150 companies in 23 industries. In the process of acquiring and monitoring its interests in these portfolio companies, the Apollo investment professionals have developed long-term relationships with management consultants and management teams in these industries, as well as substantial information concerning these industries. We expect that the in-depth coverage and experience of Apollo’s investment professionals in investing across these 23 industries throughout various stages of the economic cycle will provide Apollo Investment Management with access to ongoing market insights in addition to a powerful proprietary research and investment sourcing engine.

Versatile transaction structuring

We believe our management team’s broad expertise and its ability to draw upon Apollo’s 13 years of experience will enable Apollo Investment Management to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. This approach should enable Apollo Investment Management to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated objective even during turbulent periods in the capital markets.

Longer investment horizon with attractive publicly traded model

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that these funds, together with any capital gains on such investment, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by Apollo Investment Management and supervised by our board of directors, a majority of whom are independent of Apollo and its affiliates. Apollo Investment

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Management is a newly formed investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Apollo Investment Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment advisory and management agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not invest in any portfolio company in which Apollo or any of its affiliates currently has an investment. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. See “Material U.S. federal income tax considerations.”

INVESTMENTS

Apollo Investment will seek to create a diversified portfolio that will include mezzanine and senior secured loans by investing approximately $25 to $75 million of capital, on average, in the securities of middle-market companies. We expect that our target portfolio over time will include both mezzanine and senior secured loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and is often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula. We believe that mezzanine loans offer an alternative investment opportunity based upon their historic returns and resilience during economic downturns.

Initially, we expect that our portfolio will consist primarily of senior secured loans because we believe that we will be able to invest in senior secured loans more rapidly than we can invest in mezzanine loans. Over time, however, we expect that our portfolio will consist primarily of mezzanine loans. In addition to mezzanine and senior secured loans, we may invest up to 30% of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance our returns to stockholders. These investments may include, but are not limited to, high-yield bonds, private equity investments, distressed debt investments and securities of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. Within the 30%, we also may invest up to 5% of our total assets in debt securities of middle-market companies located outside of the United States.

Additionally, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

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Our principal focus will be to provide mezzanine and senior secured loans to middle-market companies in a variety of industries. We will generally seek to target companies that generate positive cash flows. We will generally seek to invest in companies from the broad variety of industries in which Apollo’s investment professionals have direct expertise. The following is a representative list of the industries in which Apollo has invested.

➢  Auto sector

➢  Building materials

➢  Business services

➢  Cable television

➢  Chemicals

➢  Communications

➢  Consumer products

➢  Distribution

➢  Education

➢  Energy/Utilities

➢  Environmental services

➢  Financial services

➢ Food ➢ Healthcare ➢ Homebuilding ➢ Lodging/Leisure/Resorts ➢ Manufacturing/Basic industry ➢ Media ➢ Packaging ➢ Printing and publishing ➢ Restaurants ➢ Retail ➢ Transportation

We may invest in other industries if we are presented with attractive opportunities.

In an effort to increase our returns and the number of loans that we can make, we may in the future seek to securitize our loans. To securitize loans, we would create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment-grade loan pools. We may use the proceeds of such sales to pay down bank debt or to fund additional investment.

We will not invest in any portfolio company in which Apollo or any affiliate currently has an investment.

INVESTMENT SELECTION

Apollo Investment Management intends to utilize the same, value oriented philosophy used by the investment professionals of Apollo in Apollo’s private investment funds and will commit resources to managing downside exposure.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to utilize our access to information generated by Apollo’s investment professionals to identify investment candidates and to structure investments quickly and effectively.

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Value orientation/positive cash flow

Our investment philosophy will place a premium on fundamental analysis from an investor’s perspective and will have a distinct value orientation. We will focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

Experienced management

We will generally require that our portfolio companies have an experienced management team. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong competitive position in industry

We will seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We will seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Exit strategy

We will seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation value of assets

The prospective liquidation value of the assets, if any, collateralizing loans in which we invest will be an important factor in our credit analysis. We will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Due diligence

Our investment adviser will conduct diligence on prospective portfolio companies consistent with the approach adopted by the investment professionals of Apollo. The Apollo investment professionals have a reputation for conducting exhaustive due diligence investigations in their investment activities. In conducting their due diligence, the Apollo investment professionals use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of the senior partners of Apollo.

Our due diligence will typically include:

➢	review of historical and prospective financial information;

➢	on-site visits;

➢	interviews with management, employees, customers and vendors of the potential portfolio company;

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➢	review of senior loan documents;

➢	background checks; and

➢	research relating to the company’s management, industry, markets, products and services, and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the principals leading the investment will present the investment opportunity to our investment adviser’s investment committee, which will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We anticipate structuring our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of five to ten years. We will generally target a total return of 12% to 20% for our mezzanine loan investments.

We also anticipate investing in portfolio companies in the form of senior secured loans. We expect these senior secured loans to have terms of three to ten years and may provide for deferred interest payments in the first few years of the term of the loan. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. We expect that the interest rate on our senior secured loans generally will range between 2% and 10% over the London Interbank Offer Rate, or LIBOR.

In the case of our mezzanine and senior secured loan investments, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

➢	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

➢	incorporating “put” rights and call protection into the investment structure; and

➢	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Business

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally will require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. With respect to preferred or common equity investments, we expect to target an investment return of at least 20%. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

We expect to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Managerial assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Apollo Administration will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing relationships with portfolio companies

Monitoring

Apollo Investment Management will monitor our portfolio companies on an ongoing basis. Apollo Investment Management will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

Apollo Investment Management will have several methods of evaluating and monitoring the performance and fair value of our investments, which may include, but are not limited to, the following:

➢	Assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

➢	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

➢	Comparisons to other Apollo portfolio companies in the industry;

➢	Attendance at and participation in board meetings; and

➢	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Business

In addition to various risk management and monitoring tools, Apollo Investment Management will also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Capital gain expected
2	Full return of principal and interest or dividend expected, with portfolio company performing in accordance with its business plan
3	Full return of principal and interest or dividend expected, but portfolio company requires closer monitoring
4	Some loss of interest or dividend expected, but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected, which would result in an overall negative internal rate of return on the investment

Apollo Investment Management will monitor and, when appropriate, will change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, Apollo Investment Management will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

➢	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

➢	Preliminary valuation conclusions will then be documented and discussed with our senior management;

➢	An independent valuation firm engaged by our board of directors will review these preliminary valuations;

➢	The audit committee of our board of directors will review the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the audit committee; and

➢	The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee.

When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest will be allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

Business

COMPETITION

Our primary competitors to provide financing to middle-market companies will include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry information of Apollo’s investment professionals to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior managers of Apollo Investment Management and of the senior partners of Apollo, will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk factors—Risks relating to our business and structure—We operate in a highly competitive market for investment opportunities.”

STAFFING

We do not currently have any employees. Promptly after the completion of the offering, we expect to hire a chief financial officer and chief compliance officer (and to the extent necessary, a controller). It is likely that these individuals will be employees of Apollo Administration and will perform their respective functions under the terms of the administration agreement. Each of our executive officers described under “Management” is a managing partner of our investment adviser and an employee of Apollo Administration. Our day-to-day investment operations will be managed by our investment adviser. In the future, we expect that our investment adviser will hire additional investment professionals. See “Management—Investment advisory and management agreement.” In addition, we reimburse Apollo Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. See “Management—Administration agreement.”

PROPERTIES

Our administrative offices are located at Two Manhattanville Road, Purchase, NY 10577; and our principal executive offices are located at 1301 Avenue of the Americas, 38th Floor, New York, NY 10019. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

LEGAL PROCEEDINGS

We and Apollo Investment Management are not currently subject to any material legal proceedings.

Management

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of six members, four of whom are not “interested persons” of Apollo Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term

Interested Directors

Michael S. Gross	42	President, Chief Executive Officer and Chairman of the Board	2004	2007

John J. Hannan	51	Director	2004	2006

Independent Directors

Martin E. Franklin	39	Director	2004	2005

Carl Spielvogel	75	Director	2004	2005

Elliot Stein, Jr.	55	Director	2004	2007

Gerald Tsai, Jr.	75	Director	2004	2006

The address for each director is c/o Apollo Investment Corporation, 1301 Avenue of the Americas, 38th Floor, New York, NY 10019.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Arthur H. Penn	40	Vice President and Treasurer

Michael D. Weiner	51	Vice President and Secretary

Chief Financial Officer (1)	—	Chief Financial Officer

(1)	We expect to hire a chief financial officer promptly after the completion of this offering.

The address for each executive officer is c/o Apollo Investment Corporation, 1301 Avenue of the Americas, 38th Floor, New York, NY 10019.

Management

Biographical information

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Martin E. Franklin (39) Director. Mr. Franklin became a director of Apollo Investment in March 2004. Mr. Franklin has served as chairman and chief executive officer of Jarden Corporation (f/k/a Alltrista Corporation) since 2001. Prior to joining Jarden Corporation, Mr. Franklin served as chairman and a director of Bollé, Inc. from 1998 to 2000. He serves as a trustee for the Jewish Theological Seminary, as the non-executive chairman to Find/SVP, Inc. and on the board of directors for Bally Total Fitness, Inc. and SC Corporation. Mr. Franklin received a B.A. in Political Science from the University of Pennsylvania.

Carl Spielvogel (75) Director. Mr. Spielvogel became a director of Apollo Investment in March 2004. Mr. Spielvogel served as chairman and chief executive officer for Carl Spielvogel Associates, Inc., an international management and counseling company, from 1997 to 2000 and from 2001 to present. From 2000-2001, Mr. Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia. From 1994 to 1997 Mr. Spielvogel served as chairman and chief executive officer of United AutoGroup, Inc., an auto dealership group. Prior to that time Mr. Spielvogel served as chairman and chief executive officer of Backer Spielvogel Bates Worldwide, a global marketing communications company from 1985 to 1994. Mr. Spielvogel currently serves on several boards of directors including Hasbro, Inc., Interactive Data Corporation, Inc. and Barney’s New York, Inc. Mr. Spielvogel also serves as trustee to the Metropolitan Museum of Art, a member of the board of trustees, nominating committee and chairman of the business council for the Asia Society, a member of the board of trustees for the Lincoln Center for the Performing Arts, a member of the Council on Foreign Relations and member of the board of trustees for the Institute for the Study of Europe at Columbia University. Mr. Spielvogel received a B.B.A. degree from Baruch College of the City University.

Elliot Stein, Jr. (55) Director. Mr. Stein became a director of Apollo Investment in March 2004. Mr. Stein has served as chairman of Caribbean International News Corporation since 1985. He is also a managing director of Commonwealth Capital Partners as well as various private companies including VTG Holdings Inc., Cloud LLC, Bargain Shop Holdings, Inc. and Media Brands, Inc. Mr. Stein is a trustee of Claremont Graduate University and the New School University and is a member of the Board of Counselors of the Annenberg School of Communications at the University of Southern California. He is a member of the Council on Foreign Relations. Mr. Stein received a B.A. degree from Claremont McKenna College.

Gerald Tsai, Jr. (75) Director. Mr. Tsai, a private investor, became a director of Apollo Investment in March 2004. Mr. Tsai currently serves on several boards of directors including Sequa Corporation, Zenith National Insurance Corp., Triarc Companies, Inc. and United Rentals, Inc. Previously, Mr. Tsai was chairman of the board, president and chief executive officer of Delta Life Corporation, an annuity company, from 1993 to 1997. He also joined Primerica Corporation in 1982 and served in various positions until 1988, the latest as chairman of the board and chief executive officer. Mr. Tsai currently serves as a trustee of NYU Hospitals Center, New York University School of Medicine Foundation and the Norton Museum of Art in Palm Beach, Florida. Mr. Tsai graduated from Boston University with a B.A. and M.A. in Economics.

Management

Interested directors

Michael S. Gross (42) President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Gross became an executive officer and director of Apollo Investment in February 2004. Mr. Gross, a senior partner of Apollo with primary responsibility for its debt-oriented activities, co-founded Apollo in 1990. Mr. Gross is a managing partner of Apollo Investment Management and also has management responsibilities for other Apollo investment funds. Mr. Gross currently serves on several boards of directors including Allied Waste Industries, Inc., Pacer International, Inc., SkyTerra Communications, Inc., Saks, Inc. and United Rentals, Inc. He is a founding member, and serves on the executive committee, of the Youth Renewal Fund, is the chairman of the board of Mt. Sinai Children’s Center Foundation, serves on the Board of Trustees of the Trinity School and on the corporate advisory board of the University of Michigan Business School. Mr. Gross graduated with High Distinction, Beta Gamma Sigma, from the University of Michigan with a B.B.A. in accounting and received an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

John J. Hannan (51) Director. Mr. Hannan became a director of Apollo Investment Corporation in March 2004. Mr. Hannan, a senior partner of Apollo, co-founded Apollo Management, L.P. in 1990 and Apollo Real Estate Advisors, L.P. in 1993. Mr. Hannan serves on several boards of directors, including the supervisory Board of Buhrmann NV, and the boards of Pacer International, Inc. and Vail Resorts, Inc. Mr. Hannan received a B.B.A., Summa Cum Laude, from Adelphi University and an M.B.A. from the Harvard Business School.

Executive officers who are not directors

Arthur H. Penn (40) Vice President and Treasurer. Mr. Penn joined Apollo in April 2003 as a partner with a focus on Apollo’s debt-oriented activities. Mr. Penn is a managing partner of Apollo Investment Management and the Apollo Distressed Investment Fund, L.P. Mr. Penn served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Securities LLC) from 1999 through 2001. While at UBS Warburg, Mr. Penn oversaw the firm’s activities in bank debt, high yield bonds, mezzanine securities and restructuring advisory and led a worldwide team of over 100 professionals. Previously, Mr. Penn was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex. Brown Incorporated from 1994 to 1999. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers. Mr. Penn graduated from the University of Pennsylvania’s Wharton School of Business with a B.S. and M.B.A. in Finance.

Michael D. Weiner (51) Vice President and Secretary. Mr. Weiner joined Apollo and Apollo Real Estate Advisors (an investment manager affiliated with Apollo’s real estate investment funds) in, and has served as general counsel of the Apollo organization since, 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in securities law, public and private financings and corporate and commercial transactions. Mr. Weiner serves on several boards of directors, including Meadowbrook Golf Group, Inc., Quality Distribution, Inc. and WMC Finance Co. Mr. Weiner received a B.S. degree in Business and Finance from the University of California at Berkeley and a J.D. degree from the University of Santa Clara.

Management

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The members of the audit committee are Messrs. Franklin, Spielvogel, Stein and Tsai, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. Mr. Franklin serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and corporate governance committee

The members of the nominating and corporate governance committee are Messrs. Franklin, Spielvogel, Stein and Tsai, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. Mr. Stein serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

COMPENSATION OF DIRECTORS

The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2004. No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from Apollo Investment (1)	Pension or retirement benefits accrued as part of our expenses (2)	Total compensation from Apollo Investment paid to director

Independent directors
Martin E. Franklin	86,000	None	86,000
Carl Spielvogel	78,500	None	78,500
Elliot Stein, Jr.	81,000	None	81,000
Gerald Tsai, Jr.	78,500	None	78,500

Interested directors
Michael S. Gross	None	None	None
John J. Hannan	None	None	None

Officers
Arthur H. Penn	None	None	None
Michael D. Weiner	None	None	None
Chief Financial Officer(3)	—	—	—

(1)	We are newly organized, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors’ compensation, see below.
(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(3)	We expect to hire a chief financial officer promptly after the completion of this offering whose compensation will be paid by Apollo Administration, subject to reimbursement by Apollo Investment of an allocable portion of such compensation. For the fiscal year ending December 31, 2004, we estimate that the amount of such reimbursement will be approximately $ .

Management

The independent directors will receive an annual fee of $75,000. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $7,500 and each chairman of any other committee will receive an annual fee of $2,500 for their additional services in these capacities. In addition, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

Apollo Investment Management will serve as our investment adviser. Apollo Investment Management is a newly formed investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, Apollo Investment. Under the terms of an investment advisory and management agreement, Apollo Investment Management will:

➢	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

➢	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

➢	close and monitor the investments we make.

Apollo Investment Management’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

About Apollo

Founded in 1990 by Leon Black, Michael Gross, John Hannan and three other co-founders, Apollo is a recognized leader in private equity investing, having invested more than $10.6 billion in over 150 companies since its founding. Since its inception, Apollo has raised $13.2 billion in capital, primarily from institutional investors and six private investment funds. Apollo traditionally has focused on companies that it believes are undervalued yet have successful business models, strong cash flows and prospects for value creation. The Apollo investment professionals’ disciplined, value-oriented strategy has sought to identify opportunities in all investment environments, selecting from a range of approaches, such as corporate partner or traditional buyouts, distressed debt buyouts or more liquid, non-control distressed debt investments. The Apollo investment professionals have sought through this strategy to provide investors with attractive returns while minimizing the risk of capital loss throughout economic cycles. Apollo actively manages its portfolio companies which, since 1990, have raised more than $80 billion in senior secured loans and more than $25 billion in high-yield bonds, including subordinated debt.

Apollo’s active private investment funds focus on making either control-oriented equity investments of $100 million or more or distressed debt investments, either for control or non-control positions. In contrast, Apollo Investment will seek to capitalize on the significant investment opportunities emerging

Management

in the mezzanine segment of the lending market for middle-market companies, which it believes offer the potential for attractive risk-adjusted returns. Apollo Investment is currently the only Apollo-related investment vehicle focused primarily on investing in mezzanine and senior secured loans of middle- market companies, and currently the only publicly traded investment vehicle managed by an affiliate of Apollo.

In addition to managing our investments, investment professionals of our investment adviser also manage or have managed the following other Apollo investment entities, none of which is currently soliciting new investors:

Fund Name (1)	Investment Focus	Established	Committed Capital (2)	Status

			(in billions)
Managed Institutional Investment Accounts (3)	Private Equity/ Distressed Debt	1990-2	$2.8	Fully invested and realized

Apollo Investment Fund	Private Equity	1990	0.4	Fully invested, substantially realized

AIF II	Private Equity	1992	0.5	Fully invested and realized

Apollo Investment Fund III	Private Equity	1995	1.5	Fully invested, partially realized

Apollo Investment Fund IV	Private Equity	1998	3.6	Fully invested, partially realized

Apollo Investment Fund V	Private Equity	2001	3.7	Actively investing

(1)	The investment professionals of Apollo also manage a private investment fund that invests in distressed debt.
(2)	Represents capital commitments at inception for each fund.
(3)	Represents institutional managed account principally invested in a distressed high-yield portfolio.

Management fee

Pursuant to the investment advisory and management agreement, we will pay Apollo Investment Management a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration

Management

Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We will pay Apollo Investment Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

➢	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

➢	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

➢	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Management

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.00%

Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up”

= 2.00% – 1.75%

= 0.25%

= 100% x 0.25%

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.30%

Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up”

Incentive fee = 100% x “catch-up” + (20% x (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

= 0.4375%

= (100% x 0.4375%) + (20% x (2.3% – 2.1875%))

=0.4375% + (20% x 0.1125%)

= 0.4375% + 0.225%

= 0.46%

(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 2.0% annualized management fee.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee (*):

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Management

Year 1 incentive fee = 20% x (0)

= 0

= no incentive fee

Year 2 incentive fee = 20% x (6% – 1%)

= 20% x 5%

= 1%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Payment of our expenses

All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Apollo Investment Management. We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Apollo Investment Management payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

Duration and termination

The investment advisory and management agreement was approved by our board of directors on March 8, 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk factors—Risks relating to our business and structure—We are dependent upon Apollo Investment Management’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Management and its officers, managers, partners, agents, employees,

Management

controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Investment Management’s services under the investment advisory and management agreement or otherwise as an investment adviser of Apollo Investment.

Organization of the investment adviser

Apollo Investment Management is a newly formed Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal executive offices of Apollo Investment Management are 1301 Avenue of the Americas, New York, NY 10019.

Board approval of the Investment Advisory and Management Agreement

Our board of directors determined at a meeting held on March 8, 2004, to approve the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to the investment adviser or Apollo Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory and management agreement; (f) the organizational capability and financial condition of the investment adviser and its affiliates; (g) the investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the investment adviser; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

ADMINISTRATION AGREEMENT

Pursuant to a separate administration agreement, Apollo Administration will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Apollo Administration also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Apollo Administration will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Apollo Administration’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, Apollo Administration will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Management

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Administration and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Administration’s services under the administration agreement or otherwise as administrator for Apollo Investment.

LICENSE AGREEMENT

We have entered into a license agreement with Apollo pursuant to which Apollo has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” Under this agreement, we will have a right to use the Apollo name, for so long as Apollo Investment Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Apollo” name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

Certain relationships

We have entered into the investment advisory and management agreement with Apollo Investment Management, in which our senior management and our chairman of the board has ownership and financial interests. Our senior management also serve as principals of other investment managers affiliated with Apollo Investment Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, Apollo Investment Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Apollo Investment Management. However, our investment adviser and other members of Apollo intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest which could impact our investment returns.”

We have entered into a license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” In addition, pursuant to the terms of the administration agreement, Apollo Administration provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Apollo Investment Management, our investment adviser, is the sole member of and controls Apollo Administration.

Apollo Investment Fund IV, LP (together with Apollo Overseas Partners IV, LP, an entity formed to co-invest with Apollo Investment Fund IV, LP), a private fund managed by an investment manager affiliated with Apollo Investment Management, owns approximately 14% of the outstanding common stock (on a fully diluted basis) of United Rentals, Inc. Michael S. Gross, our president, chief executive officer, chairman of the board and a managing partner of Apollo Investment Management, and Gerald Tsai Jr., one of our independent directors, are members of the board of directors of United Rentals, Inc.

We will not invest in any portfolio company in which Apollo or any affiliate currently has an investment.

Control persons and principal stockholders

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering (1)
Name and address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage

Apollo Investment Management	Record and beneficial	100	100.0%		%
All officers and directors as a group (8 persons)(2)	Record and beneficial	None	0.0%		* %

*	Represents less than %.
(1)	Assumes issuance of 50,000,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The address for all officers and directors is c/o Apollo Investment Corporation, 1301 Avenue of the Americas, 38th Floor, New York, NY 10019.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Apollo Investment (1)

Independent Directors
Martin E. Franklin
Carl Spielvogel
Elliot Stein, Jr.
Gerald Tsai, Jr.

Interested Directors
Michael S. Gross
John J. Hannan

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Determination of net asset value

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

➢	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

➢	Preliminary valuation conclusions will then be documented and discussed with our senior management.

➢	An independent valuation firm engaged by our board of directors will review these preliminary valuations.

➢	The audit committee of our board of directors will comment on the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation based upon those comments.

➢	The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Dividend reinvestment plan

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 10¢ per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their

Dividend reinvestment plan

statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

Material U.S. federal income tax considerations

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

➢	a citizen or individual resident of the United States;

➢	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

➢	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90%

Material U.S. federal income tax considerations

of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A RIC

If we:

➢	qualify as a RIC; and

➢	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

➢	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

➢	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

➢	diversify our holdings so that at the end of each quarter of the taxable year:

➢	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

➢	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Material U.S. federal income tax considerations

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be

Material U.S. federal income tax considerations

entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

Material U.S. federal income tax considerations

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer

Material U.S. federal income tax considerations

identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

FAILURE TO QUALIFY AS A RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Description of our capital stock

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock quoted on The Nasdaq National Market under the ticker symbol “AINV”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Apollo Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions

Description of our capital stock

which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under

Description of our capital stock

Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Description of our capital stock

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may

Description of our capital stock

provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

➢	one-tenth or more but less than one-third;

➢	one-third or more but less than a majority; or

➢	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all

Description of our capital stock

of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

➢	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

➢	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

➢	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

➢	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

Description of our capital stock

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulation

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

➢	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

Regulation

➢	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

➢	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested

Regulation

in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

CODE OF ETHICS

We and Apollo Investment Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

PROXY VOTING POLICIES AND PROCEDURES

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Apollo Investment will invest in securities that do not generally entitle it to voting rights in its portfolio companies. When Apollo Investment does have voting rights, it will delegate the exercise of such rights to Apollo Investment Management. Apollo Investment Management’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of Apollo, taking into account the interests of Apollo Investment and its investors as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Apollo Investment or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

Regulation

An officer of Apollo Investment Management will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Apollo Investment. In reviewing proxy issues, our investment adviser generally will use the following guidelines:

Elections of Directors: In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Shareholder Rights: We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

Corporate Governance: We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Regulation

Anti-Takeover Measures: Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: Our investment adviser will generally vote with management on stock split matters.

Limited Liability of Directors: Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

OTHER

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Apollo Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Apollo Investment Management will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq National Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq National Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Shares eligible for future sale

Upon completion of this offering, 62,000,100 shares of our common stock will be outstanding, based on the number of shares outstanding on                     , 2004, assuming no exercise of the underwriters’ over-allotment option. Of these shares, 62,000,000 shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

Custodian, transfer and dividend paying agent and registrar

Our securities are held under a custody agreement by JPMorgan Chase Bank. The address of the custodian is: 270 Park Avenue, New York, NY 10017. American Stock Transfer and Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer and Trust Company is 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200.

Brokerage allocation and other practices

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Apollo Investment, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, Apollo Investment will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Apollo Investment and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Underwriting

We are offering the shares of our common stock described in this prospectus through the underwriters named below. UBS Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. are acting as joint book-running managers of the offering and representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table:

Underwriters	Number of shares

UBS Securities LLC
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Wachovia Capital Markets, LLC
Banc of America Securities LLC
Legg Mason Wood Walker, Incorporated
RBC Capital Markets Corporation

Total	62,000,000

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

➢	receipt and acceptance of our common stock by the underwriters; and

➢	the underwriters’ right to reject orders in whole or in part.

In connection with this offering, some of the underwriters and securities dealers may distribute prospectuses electronically.

OVER-ALLOTMENT OPTION

We have granted the underwriters an option to buy up to an aggregate of 9,300,000 additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

COMMISSIONS AND DISCOUNTS

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $              per share from the initial public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $             per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. Sales of shares made outside of the United States may be made by affiliates of the underwriters. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein, and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms. The underwriters have informed us that they do not expect discretionary sales to exceed 5% of the shares of common stock to be offered.

Underwriting

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ over-allotment option to purchase up to an additional 9,300,000 shares.

	No exercise	Full exercise

Per share	$0.9375	$0.9375
Total	$58,125,000	$66,843,750

We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $1,305,000.

NO SALES OF SIMILAR SECURITIES

We, our executive officers and directors, Apollo Investment Management and the partners and officers of Apollo Investment Management (and any entities through which such partners and officers may invest in our shares) have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we, Apollo Investment Management and each of these persons may not, without the prior written approval of UBS Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus. At any time and without public notice, UBS Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., may, in their sole discretion, release all or some of the securities from these lock-up agreements.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities.

THE NASDAQ NATIONAL MARKET QUOTATION

We have applied to have our common stock approved for quotation on The Nasdaq National Market under the symbol “AINV.”

PRICE STABILIZATION, SHORT POSITIONS

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

➢	stabilizing transactions;

➢	short sales;

➢	purchases to cover positions created by short sales;

➢	imposition of penalty bids; and

➢	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of

Underwriting

a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on The Nasdaq National Market or otherwise.

DETERMINATION OF OFFERING PRICE

Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representatives of the underwriters. The principal factors to be considered in determining the initial public offering price include:

➢	the information set forth in this prospectus and otherwise available to representatives;

➢	our prospects and the history and prospects for the industry in which we compete;

➢	an assessment of our management;

➢	our prospects for future earnings;

➢	the general condition of the securities markets at the time of this offering;

➢	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

➢	other factors deemed relevant by the underwriters and us.

DIRECTED SHARE PROGRAM

At our request, certain of the underwriters have reserved up to          shares of our common stock being offered by this prospectus for sale, directly or indirectly, to our directors, employees and certain other related parties to Apollo Investment Management, L.P. The sales will be made by UBS Securities LLC through a directed share program. We do not know if these persons will choose to purchase all or any

Underwriting

portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. These persons must commit to purchase before the market opens on the day following the date of this prospectus. Any employees or other persons (and any entities through which such persons may invest in our shares) purchasing such reserved shares will be prohibited from disposing of or hedging such shares for a period of at least 180 days after the date of this prospectus.

AFFILIATIONS

Certain of the underwriters and their affiliates have provided in the past to Apollo and may provide from time to time certain commercial banking, financial advisory, investment banking and other services for Apollo and us for which they will be entitled to receive separate fees.

The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us, Apollo or our portfolio companies in the ordinary course of their business.

The principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171. The principal business address of Citigroup Global Markets Inc. is 390 Greenwich Street, New York, NY 10013. The principal business address of J.P. Morgan Securities Inc. is 277 Park Avenue, 2nd Floor, New York, NY 10172.

Legal matters

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Shearman & Sterling LLP, New York, NY, and Venable LLP, Baltimore, MD. Shearman & Sterling LLP also represents Apollo Investment Management. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, DC.

Independent accountants

PricewaterhouseCoopers LLP are the independent accountants of Apollo Investment.

Available information

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Report of independent auditors

To the Shareholder and Board of Directors of Apollo Investment Corporation:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Apollo Investment Corporation (“Apollo Investment”) at March 15, 2004 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of Apollo Investment’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with accounting principles generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

March 16, 2004

Statement of assets and liabilities

AS OF MARCH 15, 2004

Assets
Cash	$1,500

Total assets	$1,500

Liabilities
Accrued organizational expenses	—

Net assets (100 shares of beneficial interest issued and outstanding; 100,000,000 shares authorized)	$1,500

Net asset value per share	$15.00

Notes

1.    ORGANIZATION

Apollo Investment Corporation (“Apollo Investment”) was organized as a Maryland corporation on February 2, 2004. Apollo Investment has not had operations other than the sale and issuance of 100 shares of common stock at an aggregate purchase price of $1,500 to Apollo Investment Management, L.P. (the “Investment Adviser”).

2.    ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from these estimates.

3.    AGREEMENTS

Apollo Investment has entered into an Investment Advisory and Management Agreement with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of Apollo Investment’s board of directors, will manage the day-to-day operations of, and provide investment advisory services to, Apollo Investment. For providing these services the Investment Adviser will receive a fee from Apollo Investment, consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% on Apollo Investment’s gross assets. For services rendered under the Investment Advisory and Management Agreement during the period commencing from the closing of Apollo Investment’s offering through and including the first six months of operations, the base management fee will be payable monthly in arrears, and will be calculated based on the initial value of Apollo Investment’s gross assets. For services rendered under the Investment Advisory and Management Agreement after that time, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of Apollo Investment’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on Apollo Investment’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Apollo Investment’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Apollo Investment’s net assets at the end of the immediately preceding calendar quarter, will be compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Apollo Investment will pay the Investment Adviser an incentive fee with respect to the Apollo Investment’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Apollo Investment’s pre-incentive fee net

Notes

investment income does not exceed the hurdle rate; (2) 100% of Apollo Investment’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Apollo Investment’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of Apollo Investment’s realized capital gains for the calendar year computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004, will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

Apollo Investment has also entered into an Administration Agreement with Apollo Investment Administration, LLC (“Apollo Administration”) under which Apollo Administration will provide administrative services for Apollo Investment. For providing these services, facilities and personnel, Apollo Investment will reimburse Apollo Administration for Apollo Investment’s allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under the Administration Agreement, including rent and Apollo Investment’s allocable portion of its chief compliance officer and chief financial officer and their respective staffs. Apollo Administration will also provide on Apollo Investment’s behalf managerial assistance to these portfolio companies to which Apollo Investment is required to provide such assistance.

4.    ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of this offering, assuming the issuance of 62,000,000 shares plus common stock reserved for issuance upon exercise of the underwriters’ over-allotment option, will be used for organizational and offering expenses of approximately $250,000 and $1,305,000, respectively. Organizational expenses will be treated as an expense in the year incurred. All organizational and offering expenses will be paid by Apollo Investment.

5.    FEDERAL INCOME TAXES

Apollo Investment intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its stockholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

PART C

Other information

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

The following statements of Apollo Investment Corporation (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

	Statement of assets and liabilities, dated as of March 15, 2004		Page F-2

(2)	Exhibits

	(a)	Articles of Amendment and Restatement(1)

	(b)(1)	Bylaws(1)

	(b)(2)	Amended and Restated Bylaws(1)

	(c)	Not Applicable

	(d)	Form of Stock Certificate(2)

	(e)	Dividend Reinvestment Plan(2)

	(f)	Not Applicable

	(g)	Investment Advisory and Management Agreement between Registrant and Apollo Investment Management, L.P.(1)

	(h)	Form of Underwriting Agreement among the Registrant, Apollo Investment Management, L.P., Apollo Investment Administration, LLC and UBS Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and the other underwriters named therein(1)

	(i)	Not Applicable

	(j)	Custodian Agreement between Registrant and JPMorgan Chase Bank(1)

	(k)(1)	Administration Agreement between Registrant and Apollo Investment Administration, LLC(1)

	(k)(2)	Form of Transfer Agency and Service Agreement between Registrant and American Stock Transfer & Trust Company(1)

	(k)(3)	License Agreement between the Registrant and Apollo Management, L.P.(1)

	(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant(1)

	(m)	Not Applicable

	(n)	Consent of independent accountants for Registrant*

	(o)	Not Applicable

	(p)	Not Applicable

	(q)	Not Applicable

	(r)	Code of Ethics(2)

(1)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 1, 2004.
(2)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 12, 2004.

ITEM 25.    MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$109,280

Nasdaq National Market Listing Fee	$150,000

NASD filing fee	$30,500

Accounting fees and expenses	$15,000	(1)

Legal fees and expenses	$575,000	(1)

Printing and engraving	$125,000	(1)

Miscellaneous fees and expenses	$300,000	(1)

Total	$1,304,780	(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Company.

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, Apollo Investment Management, L.P., a Delaware limited partnership, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Apollo Investment Management’s share ownership is expected to represent less than 1% of the common stock outstanding.

An affiliate of Apollo Investment Management, L.P. is the general partner of, and may be deemed to control, the following entities:

Name	Jurisdiction of Organization
Apollo Investment Fund.	Delaware
AIF II	Delaware
Apollo Investment Fund III	Delaware
Apollo Investment Fund IV	Delaware
Apollo Investment Fund V	Delaware
Apollo Distressed Investment Fund, L.P.	Delaware

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company’s common stock at March 15, 2004.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS

Common stock, $0.001 par value	1

ITEM 29.    INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Management, L.P. (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Investment Administration, LLC’s services under the Administration Agreement or otherwise as administrator for the Company.

The Underwriters’ Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-62840), and is incorporated herein by reference.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Apollo Investment Corporation, 1301 Avenue of the Americas, 38th Floor, New York, NY 10019;

(2)	the Transfer Agent, American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007;

(3)	the Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017; and

(4)	the Adviser, Apollo Investment Management, L.P., 1301 Avenue of the Americas, 38th Floor, New York, NY 10019.

ITEM 32.    MANAGEMENT SERVICES

Not Applicable.

ITEM 33.    UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 4 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 5th day of April, 2004.

APOLLO INVESTMENT CORPORATION

By:	/s/ MICHAEL S. GROSS

Michael S. Gross President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on April 5, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE

/s/ MICHAEL S. GROSS	President, Chief Executive Officer and Director (principal executive officer)

Michael S. Gross

/s/ ARTHUR H. PENN	Vice President and Treasurer (principal financial and accounting officer)

Arthur H. Penn

*	Director

Martin E. Franklin

*	Director

John J. Hannan

*	Director

Carl Spielvogel

*	Director

Elliot Stein, Jr.

*	Director

Gerald Tsai, Jr.

*By:	/s/ MICHAEL S. GROSS

Michael S. Gross (attorney-in-fact)

Exhibit index

(n)	Consent of independent accountants for Registrant